-------------------------------------------------------------------------------
                      W.P. STEWART & CO. GROWTH FUND, INC.
-------------------------------------------------------------------------------



                                 ANNUAL REPORT



                               DECEMBER 31, 1995

W. P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT AS OF DECEMBER 31, 1995
-------------------------------------------------------------------------------

MANAGEMENT COMMENTS

During the past year, the Fund's net asset value per share increased from $101.06, at December 31, 1994, to $125.94, at December 31, 1995, after giving effect to a distribution of $3.16 per share. This represents a total investment return of 27.73%.

The earning power of our holdings continued to expand at its normal annual rate of about 15% in 1995. Interest rates fell substantially during the past year causing our portfolio's average price/earnings ratio (P-E ratio) to improve as well. However, at year-end, that P-E ratio was still well below its normal relationship to the current interest-rate environment.

Last year we suggested that the combination of steadily improving earning power behind our portfolio and improving P-E ratio could generate a return of more than 31% in 1995. Earnings rose as expected but because lower quality, cyclical shares continued to draw a considerable flow of investor's capital, P-E ratios didn't advance quite as fast as we had hoped. But the really nice thing about investing in growth stocks is that we just have that much more to look forward to in the future.

LONGER-TERM VIEW

Our portfolio presently trades at about 21 times estimated 1996 earning power. In the current 6% long-term government bond market a P-E ratio closer to 24 would be more appropriate. The global trend toward disinflation and even deflation continues. Japan has reduced interest rates to nearly zero to rekindle economic growth and Europe's hard currency block is slowly moving in the same direction. The dynamic American economy how seems to be slowing and further interest rate cuts by the Federal Reserve are likely as the year progresses.

A declining interest-rate environment should encourage further improvement in P-E ratios over the next few years. While they have advanced very nicely, the high-quality, steadily growing, companies in which the Fund invests are still not in great demand as investors continue to focus on poorer quality, more cyclical issues.

Ordinary, economically sensitive companies begin to look like real growth vehicles to some investors after four or five years of strong business recovery. Furthermore, there is a chance that current expectations of continued strength in the American, Chinese, South American and South East Asian economies will be augmented by recovery in Europe and Japan over the next few years. BUT WE DON'T WANT TO BET ON IT. That is why we limit the Fund's holdings to relatively defensive, very high-quality, steady-growth companies, which tend to do well in good times AND bad.

Western Europe and Japan are highly taxed, aging societies. Significant social welfare burdens and necessarily restrictive fiscal policies in much of Europe will inhibit significant fiscal stimulus there. Washington's emerging budget agreement will have the same effect in the States. Therefore, monetary policy is likely to be the key to invigorating most developed markets in 1996. While this increases the likelihood of lower interest rates, other factors, such as high US consumer indebtedness, demographics and some signs of excessive productive capacity could upset the current rosy consensus.

Obviously, the companies whose shares we hold will do well in a period of global prosperity and the value of our portfolio should advance. But economically sensitive shares might do as well or better, if present rosy expectations prevail. On the other hand, if global growth slows, the defensive, growth-companies' shares we hold, which are not particularly sensitive to general economic trends, should do considerably better than those of average companies.

We believe that the American economy will slow during 1996 and Europe and Japan won't grow fast enough to offset that slowdown. This should temper investor enthusiasm for cyclical issues. Therefore, at some point during the next few years this should lead to an important upward revision in growth stock P-E ratios.

If long-term interest rates remain at their present levels or decline, as we think more likely, we should see our portfolio's P-E ratio advance to 24 or better by year-end 1996, a 14% gain. Adding a normal 15% advance in earning power brings our prospective 1996 goal for growth in the Fund's net asset value per share to about 28%, net. Our five year models imply average 15-18% annual gains for subsequent years as well.

Investors are not yet paying the right price for high quality growth companies shares. They have had too many distractions in the past few years of strong business expansion in the States. This lack of attention has enabled us to acquire shares in many of the finest growth companies in the world at very reasonable prices. We believe that these companies' average earning power will double over the next five years. W.P. Stewart & Co. Growth Fund, Inc.'s net asset value per share should follow, even in a steady or slightly higher interest-rate environment. Should we experience slowing global economic growth and even lower interest rates, the possibility of considerably higher P-E ratios for the shares of the exceptionally fine companies we hold is a very real and potentially exceptionally rewarding prospect.

We look forward to reporting to you again in July.

New York,
February 13, 1996

WILLIAM P. STEWART
PRESIDENT
W.P. STEWART & CO., INC.
INVESTMENT MANAGER

                                    [GRAPH]




The graph compares the total return of W.P. Stewart, both net of the redemption fee and at NAV to the S&P 500 and shows the points in time and amounts:

Date           NAV       Net       S&P 500
2/28/94        100,000   100,000   100,000
12/31/94       101,060   100,550   100,742
12/31/95       129,080   128,435   138,601


          Total Investment Return*
   February 28, 1994 - December 31, 1995
--------------------------------------------
W.P. Stewart & Co. Growth Fund        29.08%
W.P. Stewart & Co. Growth Fund, Net   28.44%
S&P 500                               38.60%

* Total investment return is calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The W.P. Steward & Co. Growth Fund, Net, reflects the effect of a redemption fee on the total return. S&P 500 return assumes no transaction costs.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995
-------------------------------------------------------------------------------

   NAME OF ISSUER                                                      MARKET
 AND TITLE OF ISSUE                                      SHARES        VALUE
-------------------------------------------------------------------------------
COMMON STOCKS - 92.8%
CONSUMER SERVICES - 6.3%
  CUC International, Incorporated......................  19,822       $676,426
                                                                   -----------
DATA PROCESSING SERVICES - 19.3%
  Automatic Data Processing, Incorporated..............  14,500      1,076,625
  First Data Corporation...............................  15,000      1,003,125
                                                                   -----------
                                                                     2,079,750
                                                                   -----------
ELECTRONICS - 4.8%
  Intel Corporation....................................   9,200        522,100
                                                                   -----------
FOOD & BEVERAGE - 5.0%
  Coca - Cola Company..................................   7,250        538,312
                                                                   -----------
HOUSEHOLD PRODUCTS - 17.5%
  Duracell International, Incorporated.................   8,600        445,050
  Gillette Company.....................................  20,000      1,042,500
  Procter & Gamble Company ............................   4,850        402,550
                                                                   -----------
                                                                     1,890,100
                                                                   -----------
POLLUTION CONTROL - 5.1%
  Rentokil Group PLC, ADR..............................  10,600        551,328
                                                                   -----------
RESTAURANTS - 9.9%
  McDonald's Corporation...............................  23,600      1,064,950
                                                                   -----------
RETAIL - 11.7%
  Autozone Incorporated (a)............................  13,825        399,197
  Dollar General Corporation...........................  18,700        388,025
  Walgreen Corporation.................................  16,000        478,000
                                                                   -----------
                                                                     1,265,222
                                                                   -----------
SOFTWARE - 13.2%
  Autodesk Incorporated................................  10,000        342,500
  General Motors Corporation - Class E.................  14,500        754,000
  Microsoft Corporation (a)............................   3,700        324,675
                                                                   -----------
                                                                     1,421,175
                                                                   -----------
TOTAL INVESTMENTS - (Cost  $8,789,084)                      92.8%   10,009,363
OTHER ASSETS LESS LIABILITIES -                              7.2%      780,124
                                                           -----   -----------
NET ASSETS -                                               100.0%  $10,789,487
                                                           -----   -----------
                                                           -----   -----------

(a) No dividends paid on security.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
-------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value
  (identified cost $8,789,084).............................       $10,009,363
Cash.......................................................           712,595
Receivable for securities sold.............................           526,604
Receivable for Fund shares sold............................           136,000
Receivable due from Adviser................................            24,844
Dividends receivable.......................................             1,750
                                                                  -----------
  Total Assets.............................................        11,411,156
                                                                  -----------
LIABILITIES:
Payable for securities purchased...........................           300,761
Capital gains distribution payable.........................           267,489
Advisory fee payable.......................................            40,381
Other accrued expenses.....................................            13,038
                                                                  -----------
  Total Liabilities........................................           621,669
                                                                  -----------
NET ASSETS.................................................       $10,789,487
                                                                  -----------
                                                                  -----------
NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 100,000,000 shares
  authorized, 85,670 shares issued and outstanding.........       $        86
Capital paid in excess of par..............................         9,286,070
Accumulated realized gain on investments - net.............           283,052
Unrealized appreciation on investments - net...............         1,220,279
                                                                  -----------
NET ASSETS.................................................       $10,789,487
                                                                  -----------
                                                                  -----------
Net asset value per share..................................       $    125.94
                                                                  -----------
                                                                  -----------
Redemption price per share.................................       $    125.31
                                                                  -----------
                                                                  -----------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $579)............   $    63,538
Interest......................................................        19,414
                                                                 -----------
                                                                      82,952
                                                                 -----------
EXPENSES:
Investment advisory fees......................................       121,866
Administration fees...........................................        56,468
Custodian fees................................................        46,279
Transfer agent fees...........................................        30,721
Registration fees.............................................        21,055
Miscellaneous fees............................................         1,605
                                                                 -----------
  Total expenses before waiver and reimbursement..............       277,994
                                                                 -----------
  Expenses waived by the Administrator........................       (10,368)
  Expenses reimbursed by the Adviser..........................       (85,725)
                                                                 -----------
                                                                     (96,093)
                                                                 -----------
  Expenses, net of waiver and reimbursement...................       181,901
                                                                 -----------
Net investment loss...........................................       (98,949)
                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.............................        550,541
Net change in unrealized appreciation on investments.........      1,132,515
                                                                 -----------
Net gain on investments......................................      1,683,056
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........    $ 1,584,107
                                                                 -----------
                                                                 -----------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                             FOR THE           FOR THE PERIOD
                                               YEAR          FEBRUARY 28, 1994*
                                              ENDED               THROUGH
                                        DECEMBER 31, 1995     DECEMBER 31, 1994
                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss...................     $   (98,949)          $  (14,796)
Net realized gain on investments......         550,541                4,143
Net change in unrealized
  appreciation on investments.........       1,132,515               87,764
                                           -----------           ----------
  Net increase in net assets
    resulting from operations.........       1,584,107               77,111
                                           -----------           ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments....       (267,489)                    0
                                           -----------           ----------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.............      7,051,750             2,981,589
Cost of redemptions...................       (687,836)              (49,745)
                                           -----------           ----------
  Net increase in net assets
    from Fund share transactions......       6,363,914            2,931,844
                                           -----------           ----------
  Net increase in net assets..........       7,680,532            3,008,955

NET ASSETS:
Beginning of period...................       3,108,955              100,000
                                           -----------           ----------
End of period.........................     $10,789,487           $3,108,955
                                           -----------           ----------
                                           -----------           ----------

* Commencement of investment operations.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                              FOR THE          FOR THE PERIOD
                                                YEAR         FEBRUARY 28, 1994*
                                               ENDED             THROUGH
                                         DECEMBER 31, 1995   DECEMBER 31, 1994
                                         -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $ 101.06           $ 100.00
                                             --------           --------
  Net investment loss...................        (1.15)             (0.48)
  Net realized and unrealized gain on
    investments.........................        29.19               1.54
                                             --------           --------
Net increase from investment operations.        28.04               1.06
Distributions to shareholders from
  net realized gain on investments......        (3.16)                 0
                                             --------           --------
Net asset value, end of period..........     $ 125.94           $ 101.06
                                             --------           --------
                                             --------           --------
TOTAL INVESTMENT RETURN (a).............        27.73%              1.06%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.         2.50%              2.50% (b)
Ratio of fees and expenses waived and
  reimbursed by the Adviser and
  Administrator to average net assets...         1.32%             10.20% (b)(c)
Ratio of net investment loss to
  average net assets....................        (1.36)%            (1.25)%(b)
Portfolio turnover......................           76%                 9%
Net assets, end of period (in thousands)      $10,789             $3,109

* Commencement of  investment operations.
(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if a redemption fee were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return and net asset value of shares, when redeemed, may be worth more or less than their original cost.
(b) Annualized.
(c) Includes organization expenses.

    Contained above is the audited operating performance, based on a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for the periods indicated.
    This information has been determined based upon financial information provided in the financial statements.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.  ORGANIZATION AND FUND DESCRIPTION
W.P. Stewart & Co. Growth Fund, Inc. (Fund) is an open-end, non-diversified, management investment company registered under the Investment Company Act of 1940 (Act). It was incorporated under the laws of the State of Maryland in September 1993. The Fund had no operations prior to October 25, 1993, other than those relating to organizational matters. The initial capital contribution of $100,000 was provided on October 25, 1993 by W.P. Stewart & Co., N.V. in exchange for 1,000 shares of the Fund. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser and broker-dealer, is the Fund's investment adviser (Adviser). Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is .50%.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: In general, the Fund values portfolio securities as of their last available public sale price on the valuation date in the case of securities listed on any established securities exchanges or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data, or if no sales of such securities are reported on such date, and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In special circumstances in which the Adviser determines that market prices or quotations do not fairly represent the value of particular assets, the Adviser is authorized to assign a value to such assets which differs from the market prices or quotations. The values of assets which are not publicly traded will be recorded at their fair values as determined by the Adviser.
In these circumstances, the Adviser will attempt to use consistent and fair valuation criteria and may (but is not required to) obtain independent appraisals at the expense of the Fund.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

SECURITIES LENDING: The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily mark-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time call the loan and obtain the return of the securities loaned. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund did not engage in securities lending during the year ended December 31, 1995.

REPURCHASE AGREEMENTS: A repurchase agreement customarily obligates the seller at the time it sells securities to the Fund to repurchase the securities at a mutually agreed upon time and price which, in the case of the Fund's transactions, is within seven days. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period of time to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. However, to the extent that the proceeds from any sale upon default in the obligation to repurchase is less than the repurchase price, the Fund would suffer a loss. Also, the Fund might incur costs and encounter delays in liquidating collateral. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Adviser.

ORGANIZATION EXPENSES: The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its shares.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the year ended December 31, 1995, the Fund distributed $3.16 per share.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of a net operating loss. The reclassification resulted in a net decrease to additional paid-in capital of $98,949. Net assets were not affected by the change.

3.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Trading activities of the Fund will be managed by its investment adviser, W.P. Stewart & Co., Inc., pursuant to an agreement between the Adviser and the Fund (Investment Advisory Services Agreement). The Investment Advisory Services Agreement has a two-year term, and thereafter, continues in effect from year to year so long as its continuance is specifically approved at least annually by the Board of Directors or by a vote by the holders of a majority of the outstanding shares. The Adviser is entitled to receive quarterly advisory fees payable in arrears as of the first day of each quarter at an annual rate equal to 1.5% of the net asset value of the Fund, as determined on the last day of the preceding quarter (after giving effect to substantial subscriptions and redemptions effective on such date).

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser will, in any fiscal year, reimburse the Fund for expenses that exceed the most restrictive expense limitation imposed by state securities commissions. The most restrictive expense limitation is defined to be 2 1/2% of the average value of the Fund's net assets during the year up to $30 million, 2% of the next $70 million of average net assets and 1 1/2% thereafter. For the year ended December 31, 1995, the total expenses reimbursed by the Adviser were $85,725. In addition, the Adviser has, on behalf of the Fund, borne the cost of professional services incurred by the Fund, including Audit, Legal and Insurance expenses. The amount of the expenses for professional services borne was $58,235 for the year ended December 31, 1995.

Under the terms of the Investment Advisory Services Agreement, the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 1995, the Adviser earned $32,883 in commissions as broker on trades of portfolio securities.

Certain directors of the Adviser are also directors of the Fund. Each of the Fund's directors who is not an officer or employee of the Adviser is paid by the Adviser a fee of $1,250 for each meeting of the Fund's Board of Directors and for each meeting of any committee of the Board of Directors that they attend. For the year ended December 31, 1995 there were no directors fees paid.

4.  ADMINISTRATION AGREEMENT
The Fund has also entered into an Administration Agreement with State Street Bank and Trust Company (Administrator) dated January 11, 1994. The Administrator receives an annual fee equal to .08% of the Fund's net asset value up to $125 million, .06% of the next $125 million and .04% in excess of $250 million, subject to certain minimum requirements. The minimum fee was waived from January 1, 1995 through February 28, 1995. For the year ended December 31, 1995, the Administrator waived $10,368.

5.  INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $10,692,448 and $4,935,389, respectively. As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $1,204,674, of which $1,475,533 related to appreciated securities and $270,859 related to depreciated securities. The aggregate cost of investments at December 31, 1995 for Federal income tax purposes was $8,804,689.

6.  FUND SHARE TRANSACTIONS
The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock. Transactions in shares were as follows:

                                           YEAR          FEBRUARY 28, 1994*
                                          ENDED                THROUGH
                                    DECEMBER 31, 1995    DECEMBER 31, 1994
                                    -----------------    ------------------
    Shares sold                           60,528               30,263
    Shares redeemed                       (5,621)                (500)
                                          ------               ------
    Net increase                          54,907               29,763
                                          ------               ------
                                          ------               ------

* Commencement of investment operations.

7.  BENEFICIAL INTEREST
At December 31, 1995, there were three shareholders who owned over 5% of the Fund's outstanding shares.

8.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, for which it is practicable to estimate the value, whether or not recognized on the statement of financial condition. As a registered investment company, the investments in securities are already recorded at market value. The fair value of all other financial assets and liabilities is considered to approximate the recorded value, due to the short-term nature of the financial instruments.

9.  CONCENTRATION OF CREDIT RISK
At December 31, 1995, the Fund has cash at a bank in excess of federally insurable limits and is exposed to the credit risk resulting from this concentration of cash.

                (This page has been left blank intentionally.)

                         INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Directors
W.P. Stewart & Co. Growth Fund, Inc.


     We have audited the accompanying statement of assets and liabilities of
W. P. Stewart & Co. Growth Fund, Inc., including the schedule of investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended, and for the period from February 28, 1994 (commencement of investment operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis of our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended, and for the period from February 28, 1994 (commencement of investment operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                                            LOPEZ EDWARDS FRANK & CO LLP
New York, New York
February 13, 1996

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022
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DIRECTORS AND OFFICERS
----------------------
William P. Stewart            President and Director
Robert L. Schwartz            Treasurer, Secretary and Director
Antoine Bernheim              Director
Curtis L. Lowell, Jr.         Director
William Talcott May           Director
Stephen E. Memishian          Vice President
Kevin S. Aarons               Assistant Treasurer and Assistant Secretary

INVESTMENT ADVISER
------------------
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
------------------------------------------------------------------------
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA  02171

INDEPENDENT AUDITORS
--------------------
Lopez Edwards Frank & Co. LLP
1 Penn Plaza
New York, NY  10119-4598

LEGAL COUNSEL
-------------
McDermott, Will, & Emery
1211 Avenue of the Americas
New York, NY  10036-8701


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THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION
OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.